UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

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Kforce Inc.
Exact name of registrant as specified in its charter

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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

1001 East Palm Avenue, Tampa, Florida 33605
Address of principal executive offices Zip Code

Registrant’s telephone number, including area code: (813) 552-5000

N/A
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2019, the Compensation Committee of the Board of Directors (the “Committee”) held a meeting to discuss and make decisions regarding transaction bonuses related to the recent sale of Kforce Government Holdings, Inc., a Florida corporation (“KGH”), including its wholly-owned subsidiary, Kforce Government Solutions, Inc., a Pennsylvania corporation (“KGS”, together with KGH, the “Federal Government Solutions Business”).
As previously reported in the Current Report on Form 8-K filed on April 5, 2019, Kforce Inc. (the “Firm”) sold to ManTech International Corporation, under a Stock Purchase Agreement dated February 28, 2019, all of the issued and outstanding stock of KGH for a total cash purchase price of $115.0 million, subject to a post-closing working capital adjustment.
As a result of their efforts in achieving the successful completion of the sale of the Federal Government Solutions Business, the Committee approved transaction-related bonuses of $750,000 to David L. Dunkel, the Firm’s Chief Executive Officer, and $300,000 to Joseph J. Liberatore, the Firm’s President (collectively, the “Transaction Bonuses”). Each of Messrs. Dunkel and Liberatore shared significant responsibility for both conceiving and carrying out the transaction in addition to their ongoing day-to-day responsibilities and duties.
The Committee believes that overall annual compensation levels of the Firm’s senior executives, after considering the Transaction Bonuses, will continue to be aligned with the compensation levels of peer company executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date: May 1, 2019	By:	/s/ DAVID M. KELLY
David M. Kelly,
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

Date: May 1, 2019	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance and Accounting (Principal Accounting Officer)